UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2008

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 700 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement

On December 29, 2008, Helicos BioSciences Corporation (“Helicos” or the “Company”) executed the Third Amendment to the Loan and Security Agreement (the “Third Amendment”) among Helicos, certain lenders (the “Lenders”) and General Electric Capital Corporation (“GE”), dated as of December 29, 2008.  The Third Amendment amends the Loan and Security Agreement (the “Loan Agreement”) among Helicos, the Lenders and GE, dated as of December 31, 2007, as amended by the Second Amendment to the Loan and Security Agreement (the “Second Amendment”), dated as of June 27, 2008, which provided for a $20 million senior secured term credit facility (the “Credit Facility”).  The Loan Agreement was previously filed with the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2008. The Second Amendment was previously filed on the Company’s Current Report on Form 8-k filed with the SEC on June 30, 2008.

The Third Amendment amends the prepayment provisions of the Loan Agreement to allow Helicos to make a prepayment of $10,000,000 (the “Pay Down Amount”) without incurring any prepayment penalties.  Pursuant to the Third Amendment, Helicos will make a prepayment, equal to the Pay Down Amount, on or before December 31, 2008.  In connection with such prepayment, and in lieu of the 4% final payment fee with respect to the Pay Down Amount, the Third Amendment provides that Helicos will pay a fee equal to 2% of the initial $10 million term loan, payable on the earlier of (a) January 31, 2011 and (b) the maturity date for the Subsequent Term Loan made to Helicos pursuant to the Second Amendment.

The Third Amendment further provides that the obligations of the Company under the Loan Agreement, as amended, are no longer secured by a cash amount of $10,000,000.  Such obligations continue to be secured under various collateral documents by interests in substantially all of the Company’s personal property, including the pledge of the stock of the Company’s wholly-owned subsidiary, and proceeds of any intellectual property, but not by the Company’s intellectual property.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is included as Exhibit 10.1 to this report and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Third Amendment to the Loan and Security Agreement among Helicos, the Lenders and General Electric Capital Corporation, dated as of December 29, 2008

10.2	Loan and Security Agreement by and between the Registrant and General Electric Capital Corporation, dated December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Stephen P. Hall
Date: December 29, 2008	Name: Stephen P. Hall
Title: Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Third Amendment to the Loan and Security Agreement among Helicos, the Lenders and General Electric Capital Corporation, dated as of December 29, 2008

10.2	Loan and Security Agreement by and between the Registrant and General Electric Capital Corporation, dated December 31, 2007.